EXHIBIT 99.1
                                                                    ------------

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                        Tontine Capital Partners, L.P.

Address of Joint Filer:                     55 Railroad Avenue, 3rd Floor
                                            Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                                  10% Owner

Designated Filer:                           Jeffrey L. Gendell

Issuer & Ticker Symbol:                     Integrated Electrical Services, Inc.
                                            (IESC)

Date of Event Requiring Statement:          January 3, 2007



SIGNATURE:

Tontine Capital Partners, L.P.

By:  Tontine Capital Management, L.L.C., its general partner


By:   /s/  Jeffrey L. Gendell
   ---------------------------------------
Name:   Jeffrey L. Gendell
Title:  Managing Member


January 5, 2007
---------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                        Tontine Capital Management, L.L.C.

Address of Joint Filer:                     55 Railroad Avenue, 3rd Floor
                                            Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                                  10% Owner

Designated Filer:                           Jeffrey L. Gendell

Issuer & Ticker Symbol:                     Integrated Electrical Services, Inc.
                                            (IESC)

Date of Event Requiring Statement:          January 3, 2007



SIGNATURE:

Tontine Capital Management, L.L.C.


By:   /s/  Jeffrey L. Gendell
   ---------------------------------------
Name:   Jeffrey L. Gendell
Title:  Managing Member


January 5, 2007
---------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                        Tontine Partners, L.P.

Address of Joint Filer:                     55 Railroad Avenue, 3rd Floor
                                            Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                                  10% Owner

Designated Filer:                           Jeffrey L. Gendell

Issuer & Ticker Symbol:                     Integrated Electrical Services, Inc.
                                            (IESC)

Date of Event Requiring Statement:          January 3, 2007



SIGNATURE:

Tontine Partners, L.P.

By:  Tontine Management, L.L.C. ., its general partner


By:   /s/  Jeffrey L. Gendell
   ---------------------------------------
Name:   Jeffrey L. Gendell
Title:  Managing Member


January 5, 2007
---------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                        Tontine Management, L.L.C.

Address of Joint Filer:                     55 Railroad Avenue, 3rd Floor
                                            Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                                  10% Owner

Designated Filer:                           Jeffrey L. Gendell

Issuer & Ticker Symbol:                     Integrated Electrical Services, Inc.
                                            (IESC)

Date of Event Requiring Statement:          January 3, 2007



SIGNATURE:

Tontine Management, L.L.C.


By:   /s/  Jeffrey L. Gendell
   ---------------------------------------
Name:   Jeffrey L. Gendell
Title:  Managing Member


January 5, 2007
---------------
Date